                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                            Distribution Date:         4/15/2003

Section 5.2 - Supplement                                          Class A          Class B        Collateral         Total
---------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                   0.00            0.00            0.00               0.00

(ii)     Monthly Interest Distributed                            1,590,166.67      153,188.94      230,188.52       1,973,544.13
         Deficiency Amounts                                              0.00            0.00                               0.00
         Additional Interest                                             0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                                     0.00               0.00

(iii)    Collections of Principal
         Receivables                                           219,184,151.05   18,265,241.55   23,484,120.56     260,933,513.15

(iv)     Collections of Finance
         Charge Receivables                                     18,628,488.57    1,552,365.18    1,995,918.36      22,176,772.10

(v)      Aggregate Amount of
         Principal Receivables                                                                                 32,323,089,450.91

                                          Investor Interest  1,400,000,000.00  116,666,000.00  150,000,666.67   1,666,666,666.67
                                          Adjusted Interest  1,400,000,000.00  116,666,000.00  150,000,666.67   1,666,666,666.67

                                                  Series
         Floating Investor Percentage               5.16%              84.00%           7.00%           9.00%            100.00%
         Fixed Investor Percentage                  5.16%              84.00%           7.00%           9.00%            100.00%

(vi)     Receivables Delinquent
        (As % of Total Receivables)
                    Current                                                                                               95.56%
                    30 to 59 days                                                                                          1.38%
                    60 to 89 days                                                                                          0.99%
                    90 or more days                                                                                        2.08%
                                                                                                               ------------------
                                                 Total Receivables                                                       100.00%

(vii)    Investor Default Amount                                 7,446,178.48      620,511.33      797,808.38       8,864,498.19

(viii)   Investor Charge-Offs                                            0.00            0.00            0.00               0.00

(ix)     Reimbursed Investor
         Charge-Offs/Reductions                                          0.00            0.00            0.00

(x)      Net Servicing Fee                                       1,166,666.67       97,221.67      125,000.56       1,388,888.89

(xi)     Portfolio Yield (Net of
         Defaulted Receivables) *                                                                                          9.28%

(xii)    Reallocated Monthly Principal                                                   0.00            0.00               0.00

(xiii)   Closing Investor Interest
         (Class A Adjusted)                                  1,400,000,000.00  116,666,000.00  150,000,666.67   1,666,666,666.67

(xiv)    LIBOR                                                                                                          1.28000%

(xv)     Principal Funding
         Account Balance                                                                                                   0.00

(xvii)   Accumulation Shortfall                                                                                            0.00

(xviii)  Principal Funding
         Investment Proceeds                                                                                               0.00

(xx)     Principal Investment
         Funding Shortfall                                                                                                 0.00

(xxi)    Available Funds                                        17,461,821.90    1,455,143.51    1,870,917.80      20,787,883.21

(xxii)   Certificate Rate                                            1.41000%        1.63000%        1.90500%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


   By:
              ---------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                       Distribution Date: 4/15/2003

Section 5.2 - Supplement                                               Class A        Class B        Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                     0.00           0.00            0.00                 0.00

(ii)     Monthly Interest Distributed                              1,269,152.78     121,202.12      191,564.51         1,581,919.41
         Deficiency Amounts                                                0.00           0.00                                 0.00
         Additional Interest                                               0.00           0.00                                 0.00
         Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)    Collections of Principal
         Receivables                                             180,044,124.08  15,003,624.82   19,290,494.04       214,338,242.94

(iv)     Collections of Finance
         Charge Receivables                                       15,301,972.75   1,275,159.96    1,639,501.52        18,216,634.23

(v)      Aggregate Amount of
         Principal Receivables                                                                                    32,323,089,450.91

                                            Investor Interest  1,150,000,000.00  95,833,000.00  123,214,619.00     1,369,047,619.00
                                            Adjusted Interest  1,150,000,000.00  95,833,000.00  123,214,619.00     1,369,047,619.00

                                                  Series
         Floating Investor Percentage              4.24%                 84.00%          7.00%           9.00%              100.00%
         Fixed Investor Percentage                 4.24%                 84.00%          7.00%           9.00%              100.00%

(vi)     Receivables Delinquent
         (As % of Total Receivables)
                    Current                                                                                                  95.56%
                    30 to 59 days                                                                                             1.38%
                    60 to 89 days                                                                                             0.99%
                    90 or more days                                                                                           2.08%
                                                                                                                 -------------------
                                                     Total Receivables                                                      100.00%

(vii)    Investor Default Amount                                   6,116,503.75     509,706.87      655,341.46         7,281,552.08

(viii)   Investor Charge-Offs                                              0.00           0.00            0.00                 0.00

(ix)     Reimbursed Investor
         Charge-Offs/Reductions                                            0.00           0.00            0.00

(x)      Net Servicing Fee                                           958,333.33      79,860.83      102,678.85         1,140,873.02

(xi)     Portfolio Yield (Net of
         Defaulted Receivables) *                                                                                             9.28%

(xii)    Reallocated Monthly Principal                                                    0.00            0.00                 0.00

(xiii)   Closing Investor Interest
         (Class A Adjusted)                                    1,150,000,000.00  95,833,000.00  123,214,619.00     1,369,047,619.00

(xiv)    LIBOR                                                                                                             1.28000%

(xv)     Principal Funding
         Account Balance                                                                                                       0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment
         Proceeds                                                                                                              0.00

(xx)     Principal Investment Funding
         Shortfall                                                                                                             0.00

(xxi)    Available Funds                                          14,343,639.42   1,195,299.13    1,536,822.67        17,075,761.21

(xxii)   Certificate Rate                                              1.37000%       1.57000%        1.93000%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


   By:
         ---------------------------------------------
   Name: Patricia M. Garvey
   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                               Distribution Date: 4/15/2003
                                                                                              Period Type:        Accumulation

Section 5.2 - Supplement                                     Class A                 Class B      Collateral           Total
----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                        600,000,000.00             0.00  27,273,636.00       627,273,636.00

(ii)     Monthly Interest Distributed                           3,000,000.00       174,711.25      67,063.91         3,241,775.16
         Deficiency Amounts                                             0.00             0.00                                0.00
         Additional Interest                                            0.00             0.00           0.00                 0.00
         Accrued and Unpaid Interest                                                                                         0.00

(iii)    Collections of Principal
         Receivables                                           93,936,064.74     5,337,134.08   7,472,329.32       106,745,528.14

(iv)     Collections of Finance
         Charge Receivables                                     7,983,637.96       453,603.70     635,074.21         9,072,315.86

(v)      Aggregate Amount of
         Principal Receivables                                                                                  32,323,089,450.91

                                           Investor Interest  600,000,000.00    34,090,000.00  47,728,182.00       681,818,182.00
                                           Adjusted Interest  600,000,000.00    34,090,000.00  47,728,182.00       681,818,182.00

                                                   Series
         Floating Investor Percentage                2.11%            88.00%            5.00%          7.00%              100.00%
         Fixed Investor Percentage                   2.11%            88.00%            5.00%          7.00%              100.00%

(vi)     Receivables Delinquent
         (As % of Total Receivables)
                    Current                                                                                                95.56%
                    30 to 59 days                                                                                           1.38%
                    60 to 89 days                                                                                           0.99%
                    90 or more days                                                                                         2.08%
                                                                                                                 ----------------
                                           Total Receivables                                                              100.00%

(vii)    Investor Default Amount                                3,191,219.35       181,314.45     253,851.83         3,626,385.62

(viii)   Investor Charge-Offs                                           0.00             0.00           0.00                 0.00

(ix)     Reimbursed Investor
         Charge-Offs/Reductions                                         0.00             0.00           0.00

(x)      Net Servicing Fee                                        500,000.00        28,408.33      39,773.49           568,181.82

(xi)     Portfolio Yield (Net of
        Defaulted Receivables) *                                                                                            9.29%

(xii)    Reallocated Monthly Principal                                                   0.00           0.00                 0.00

(xiii)   Closing Investor Interest
         (Class A Adjusted)                                             0.00    34,090,000.00  20,454,546.00        54,544,546.00

(xiv)    LIBOR                                                                                                           1.28000%

(xv)     Principal Funding
         Account Balance                                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                              0.00

(xviii)  Principal Funding Investment
         Proceeds                                                                                                            0.00

(xx)     Principal Investment
         Funding Shortfall                                                                                                   0.00

(xxi)    Available Funds                                        7,486,488.84       425,195.36     595,300.72         8,506,984.92

(xxii)   Certificate Rate                                           6.00000%         6.15000%       1.93000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
               ----------------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                        Distribution Date: 4/15/2003
                                                                                        Period Type:       Revolving

Section 5.2 - Supplement                                            Class A         Class B       Collateral           Total
----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                   0.00           0.00            0.00                 0.00

(ii)     Monthly Interest Distributed                              754,000.00      71,559.30      115,522.85           941,082.15
         Deficiency Amounts                                              0.00           0.00                                 0.00
         Additional Interest                                             0.00           0.00                                 0.00
         Accrued and Unpaid Interest                                                                    0.00                 0.00

(iii)    Collections of Principal
         Receivables                                           101,764,070.13   8,480,234.80   10,903,397.63       121,147,702.57

(iv)     Collections of Finance
         Charge Receivables                                      8,648,941.12     720,736.22      926,681.14        10,296,358.48

(v)      Aggregate Amount of
         Principal Receivables                                                                                  32,323,089,450.91

                                           Investor Interest   650,000,000.00  54,166,000.00   69,643,524.00       773,809,524.00
                                           Adjusted Interest   650,000,000.00  54,166,000.00   69,643,524.00       773,809,524.00

                                                Series
         Floating Investor Percentage                  2.39%           84.00%          7.00%           9.00%              100.00%
         Fixed Investor Percentage                     2.39%           84.00%          7.00%           9.00%              100.00%

(vi)     Receivables Delinquent
         (As % of Total Receivables)
                    Current                                                                                                95.56%
                    30 to 59 days                                                                                           1.38%
                    60 to 89 days                                                                                           0.99%
                    90 or more days                                                                                         2.08%
                                                                                                               -------------------
                                           Total Receivables                                                              100.00%

(vii)    Investor Default Amount                                 3,457,154.29     288,092.65      370,412.94         4,115,659.87

(viii)   Investor Charge-Offs                                            0.00           0.00            0.00                 0.00

(ix)     Reimbursed Investor
         Charge-Offs/Reductions                                          0.00           0.00            0.00

(x)      Net Servicing Fee                                         541,666.67      45,138.33       58,036.27           644,841.27

(xi)     Portfolio Yield (Net of
         Defaulted Receivables) *                                                                                           9.28%

(xii)    Reallocated Monthly
         Principal                                                                      0.00            0.00                 0.00

(xiii)   Closing Investor Interest
         (Class A Adjusted)                                    650,000,000.00  54,166,000.00   69,643,524.00       773,809,524.00

(xiv)    LIBOR                                                                                                           1.28000%

(xv)     Principal Funding Account
         Balance                                                                                                             0.00

(xvii)   Accumulation Shortfall                                                                                              0.00

(xviii)  Principal Funding
         Investment Proceeds                                                                                                 0.00

(xx)     Principal Investment
         Funding Shortfall                                                                                                   0.00

(xxi)    Available Funds                                         8,107,274.45     675,597.89      868,644.87         9,651,517.21

(xxii)   Certificate Rate                                            1.44000%       1.64000%        2.13000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


    By:
               ------------------------------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                          Class A         Class B       Collateral          Total
-------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                 0.00           0.00            0.00                0.00

(ii)     Monthly Interest Distributed                            870,000.00      84,079.86      154,062.50        1,108,142.36
         Deficiency Amounts                                            0.00           0.00                                0.00
         Additional Interest                                           0.00           0.00                                0.00
         Accrued and Unpaid Interest                                                                  0.00                0.00

(iii)    Collections of Principal
         Receivables                                         117,420,080.92   9,785,006.74   12,580,722.98      139,785,810.64

(iv)     Collections of Finance
         Charge Receivables                                    9,979,547.45     831,628.95    1,069,237.23       11,880,413.63

(v)      Aggregate Amount of Principal
         Receivables                                                                                         32,323,089,450.91

                                         Investor Interest   750,000,000.00  62,500,000.00   80,357,143.00      892,857,143.00
                                         Adjusted Interest   750,000,000.00  62,500,000.00   80,357,143.00      892,857,143.00

                                              Series
         Floating Investor Percentage                2.76%           84.00%          7.00%           9.00%             100.00%
         Fixed Investor Percentage                   2.76%           84.00%          7.00%           9.00%             100.00%

(vi)     Receivables Delinquent
         (As % of Total Receivables)
                    Current                                                                                             95.56%
                    30 to 59 days                                                                                        1.38%
                    60 to 89 days                                                                                        0.99%
                    90 or more days                                                                                      2.08%
                                                                                                                ---------------
                                         Total Receivables                                                             100.00%

(vii)    Investor Default Amount                               3,989,024.18     332,418.68      427,395.45        4,748,838.32

(viii)   Investor Charge-Offs                                          0.00           0.00            0.00                0.00

(ix)     Reimbursed Investor
         Charge-Offs/Reductions                                        0.00           0.00            0.00

(x)      Net Servicing Fee                                       625,000.00      52,083.33       66,964.29          744,047.62

(xi)     Portfolio Yield (Net of
         Defaulted Receivables) *                                                                                        9.28%

(xii)    Reallocated Monthly
         Principal                                                                    0.00            0.00                0.00

(xiii)   Closing Investor Interest
         (Class A Adjusted)                                  750,000,000.00  62,500,000.00   80,357,143.00      892,857,143.00

(xiv)    LIBOR                                                                                                        1.28000%

(xv)     Principal Funding Account
         Balance                                                                                                         0.00

(xvii)   Accumulation Shortfall                                                                                          0.00

(xviii)  Principal Funding Investment
         Proceeds                                                                                                        0.00

(xx)     Principal Investment
         Funding Shortfall                                                                                               0.00

(xxi)    Available Funds                                       9,354,547.45     779,545.62    1,002,272.94      11,136,366.01

(xxii)   Certificate Rate                                          1.44000%       1.67000%        2.48000%

-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


  By:
             ------------------------------------------------------
  Name:      Patricia M. Garvey
  Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                     0.00                            0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                         4,717,500.00
         Class B Note Interest Requirement                                           279,708.54
         Net Class C Note Interest Requirement                                        84,746.93                    5,081,955.48

(iii)    Collections of Principal Receivables                                                                    151,222,973.81

(iv)     Collections of Finance Charge Receivables                                                                12,852,459.56

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                          965,910,000.00
                                      Adjusted Interest                                                          965,910,000.00


         Floating Investor Percentage                                                                                     2.99%
         Fixed Investor Percentage                                                                                        2.99%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                           ---------------------
                                         Total Receivables                                                              100.00%

(vii)     Investor Default Amount                                                                                  5,137,384.47

(viii)    Investor Charge-Offs                                                                                             0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                           804,925.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.28%

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                            12,047,534.56

(xxii)   Note  Rate                       Class A                                      6.66000%
                                          Class B                                      6.95000%
                                          Class C                                      2.23000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
               ------------------------------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                           Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                             0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             876,041.67
         Class B Note Interest Requirement                                              82,065.97
         Net Class C Note Interest Requirement                                         121,626.63                     1,079,734.26

(iii)    Collections of Principal Receivables                                                                       139,785,788.25

(iv)     Collections of Finance Charge Receivables                                                                   11,880,411.73

(v)      Aggregate Amount of Principal Receivables                                                               32,323,089,450.91

                                      Investor Interest                                                             892,857,000.00
                                      Adjusted Interest                                                             892,857,000.00


         Floating Investor Percentage                                                                                        2.76%
         Fixed Investor Percentage                                                                                           2.76%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.56%
                    30 to 59 days                                                                                            1.38%
                    60 to 89 days                                                                                            0.99%
                    90 or more days                                                                                          2.08%
                                                                                                              --------------------
                                                        Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                      4,748,837.55

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.28%

(xii)    Reallocated Monthly Principal                                                                                        0.00

(xiii)   Accumulation Shortfall                                                                                               0.00

(xiv)    Principal Funding Investment Proceeds                                                                                0.00

(xv)     Principal Funding Investment Shortfall                                                                               0.00

(xvi)    Available Investor Finance Charge Collections                                                               11,136,364.23

(xxii)   Note  Rate                                     Class A                          1.45000%
                                                        Class B                          1.63000%
                                                        Class C                          2.01000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                             171,429,000.00                171,429,000.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                                   0.00
         Class B Note Interest Requirement                                              94,854.17
         Net Class C Note Interest Requirement                                         142,068.96                    236,923.12

(iii)    Collections of Principal Receivables                                                                    167,743,039.84

(iv)     Collections of Finance Charge Receivables                                                                 2,281,045.12

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                          171,429,000.00
                                      Adjusted Interest                                                          171,429,000.00


         Floating Investor Percentage                                                                                     0.53%
         Fixed Investor Percentage                                                                                        3.31%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                             ------------------
                                                        Total Receivables                                               100.00%

(vii)    Investor Default Amount                                                                                     911,779.24

(viii)   Investor Charge-Offs                                                                                              0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                           142,857.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.29%

(xii)    Reallocated Monthly  Principal                                                                                    0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                             2,138,299.01

(xxii)   Note  Rate                                     Class A                          1.38000%
                                                        Class B                          1.57000%
                                                        Class C                          1.96000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
               ------------------------------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                          0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             851,875.00
         Class B Note Interest Requirement                                              82,065.97
         Net Class C Note Interest Requirement                                         119,684.67                  1,053,625.64

(iii)    Collections of Principal Receivables                                                                    139,785,788.25

(iv)     Collections of Finance Charge Receivables                                                                11,880,411.73

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                          892,857,000.00
                                      Adjusted Interest                                                          892,857,000.00


         Floating Investor Percentage                                                                                     2.76%
         Fixed Investor Percentage                                                                                        2.76%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                            -------------------
                                                        Total Receivables                                               100.00%

(vii)    Investor Default Amount                                                                                   4,748,837.55

(viii)   Investor Charge-Offs                                                                                              0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                           744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.28%

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                            11,136,364.23

(xxii)   Note  Rate                                     Class A                          1.41000%
                                                        Class B                          1.63000%
                                                        Class C                          1.98000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                          0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             816,736.67
         Class B Note Interest Requirement                                              80,523.33
         Net Class C Note Interest Requirement                                         123,183.73                  1,020,443.73

(iii)    Collections of Principal Receivables                                                                    133,076,091.71

(iv)     Collections of Finance Charge Receivables                                                                11,310,153.77

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                          850,000,000.00
                                      Adjusted Interest                                                          850,000,000.00


         Floating Investor Percentage                                                                                     2.63%
         Fixed Investor Percentage                                                                                        2.63%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                        ------------------------
                                                        Total Receivables                                               100.00%

(vii)     Investor Default Amount                                                                                  4,520,894.08

(viii)    Investor Charge-Offs                                                                                             0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                  0.00

(x)       Net Servicing Fee                                                                                          708,333.33

(xi)      Portfolio Yield (Net of Defaulted Receivables) *                                                                9.28%

(xii)     Reallocated Monthly Principal                                                                                    0.00

(xiii)    Accumulation Shortfall                                                                                           0.00

(xiv)     Principal Funding Investment Proceeds                                                                            0.00

(xv)      Principal Funding Investment Shortfall                                                                           0.00

(xvi)     Available Investor Finance Charge Collections                                                           10,601,820.44

(xxii)    Note  Rate                                    Class A                          1.42000%
                                                        Class B                          1.68000%
                                                        Class C                          2.13000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
               ------------------------------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                          Total
----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                            0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             563,888.89
         Class B Note Interest Requirement                                              55,045.42
         Net Class C Note Interest Requirement                                          88,421.86                      707,356.17

(iii)    Collections of Principal Receivables                                                                       93,190,525.50

(iv)     Collections of Finance Charge Receivables                                                                   7,920,274.48

(v)      Aggregate Amount of Principal Receivables                                                              32,323,089,450.91

                                      Investor Interest                                                            595,238,000.00
                                      Adjusted Interest                                                            595,238,000.00


         Floating Investor Percentage                                                                                       1.84%
         Fixed Investor Percentage                                                                                          1.84%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                95.56%
                    30 to 59 days                                                                                           1.38%
                    60 to 89 days                                                                                           0.99%
                    90 or more days                                                                                         2.08%
                                                                                                                -----------------
                                                        Total Receivables                                                 100.00%

(vii)    Investor Default Amount                                                                                     3,165,891.70

(viii)   Investor Charge-Offs                                                                                                0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                     0.00

(x)      Net Servicing Fee                                                                                             496,031.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.28%

(xii)    Reallocated Monthly Principal                                                                                       0.00

(xiii)   Accumulation Shortfall                                                                                              0.00

(xiv)    Principal Funding Investment Proceeds                                                                               0.00

(xv)     Principal Funding Investment Shortfall                                                                              0.00

(xvi)    Available Investor Finance Charge Collections                                                               7,424,242.82

(xxii)   Note  Rate                                     Class A                          1.40000%
                                                        Class B                          1.64000%
                                                        Class C                          2.18000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                           Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                             0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             815,625.00
         Class B Note Interest Requirement                                              81,562.50
         Net Class C Note Interest Requirement                                         129,394.47                     1,026,581.97

(iii)    Collections of Principal Receivables                                                                       139,785,788.25

(iv)     Collections of Finance Charge Receivables                                                                   11,880,411.73

(v)      Aggregate Amount of Principal Receivables                                                               32,323,089,450.91

                                      Investor Interest                                                             892,857,000.00
                                      Adjusted Interest                                                             892,857,000.00


         Floating Investor Percentage                                                                                        2.76%
         Fixed Investor Percentage                                                                                           2.76%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 95.56%
                    30 to 59 days                                                                                            1.38%
                    60 to 89 days                                                                                            0.99%
                    90 or more days                                                                                          2.08%
                                                                                                                  ----------------
                                                        Total Receivables                                                  100.00%

(vii)    Investor Default Amount                                                                                      4,748,837.55

(viii)   Investor Charge-Offs                                                                                                 0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                      0.00

(x)      Net Servicing Fee                                                                                              744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.28%

(xii)    Reallocated Monthly Principal                                                                                       0.00

(xiii)   Accumulation Shortfall                                                                                              0.00

(xiv)    Principal Funding Investment Proceeds                                                                               0.00

(xv)     Principal Funding Investment Shortfall                                                                              0.00

(xvi)    Available Investor Finance Charge Collections                                                              11,136,364.23

(xxii)   Note  Rate                                     Class A                          1.35000%
                                                        Class B                          1.62000%
                                                        Class C                          2.13000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

    By:
               ------------------------------------------------------
    Name:      Patricia M. Garvey
    Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                          0.00

(ii)     Monthly Distribution allocable to:
         Class A Note Interest Requirement                                             950,243.00
         Class B Note Interest Requirement                                              93,605.56
         Net Class C Note Interest Requirement                                         148,547.08                  1,192,395.64

(iii)    Collections of Principal Receivables                                                                    156,560,107.89

(iv)     Collections of Finance Charge Receivables                                                                13,306,063.26

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                        1,000,000,000.00
                                      Adjusted Interest                                                        1,000,000,000.00


         Floating Investor Percentage                                                                                     3.09%
         Fixed Investor Percentage                                                                                        3.09%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                              ------------------
                                                        Total Receivables                                               100.00%

(vii)    Investor Default Amount                                                                                   5,318,698.91

(viii)   Investor Charge-Offs                                                                                              0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                           833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.28%

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                           12,472,729.93

(xxii)   Note  Rate                                     Class A                          5.50000%
                                                        Class B                          1.66000%
                                                        Class C                          2.18000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                         0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,400,700.00
         Class B Note Interest Requirement                                             146,329.17
         Net Class C Note Interest Requirement                                         233,695.61                 1,780,724.78

(iii)    Collections of Principal Receivables                                                                   234,840,161.84

(iv)     Collections of Finance Charge Receivables                                                               19,959,094.89

(v)      Aggregate Amount of Principal Receivables                                                           32,323,089,450.91

                                      Investor Interest                                                       1,500,000,000.00
                                      Adjusted Interest                                                       1,500,000,000.00


         Floating Investor Percentage                                                                                    4.64%
         Fixed Investor Percentage                                                                                       4.64%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                             95.56%
                    30 to 59 days                                                                                        1.38%
                    60 to 89 days                                                                                        0.99%
                    90 or more days                                                                                      2.08%
                                                                                                             ------------------
                                                        Total Receivables                                              100.00%

(vii)    Investor Default Amount                                                                                  7,978,048.37

(viii)   Investor Charge-Offs                                                                                             0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                  0.00

(x)      Net Servicing Fee                                                                                        1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                9.28%

(xii)    Reallocated Monthly Principal                                                                                    0.00

(xiii)   Accumulation Shortfall                                                                                           0.00

(xiv)    Principal Funding Investment Proceeds                                                                            0.00

(xv)     Principal Funding Investment Shortfall                                                                           0.00

(xvi)    Available Investor Finance Charge Collections                                                           18,709,094.89

(xxii)   Note  Rate                                     Class A                          1.38000%
                                                        Class B                          1.73000%
                                                        Class C                          2.28000%

-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
             ------------------------------------------------------
  Name:      Patricia M. Garvey
  Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                          Total
----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                            0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,144,920.00
         Class B Note Interest Requirement                                             119,093.33
         Net Class C Note Interest Requirement                                         195,656.48                    1,459,669.81

(iii)    Collections of Principal Receivables                                                                      187,872,129.47

(iv)     Collections of Finance Charge Receivables                                                                  15,967,275.91

(v)      Aggregate Amount of Principal Receivables                                                              32,323,089,450.91

                                      Investor Interest                                                          1,200,000,000.00
                                      Adjusted Interest                                                          1,200,000,000.00


         Floating Investor Percentage                                                                                       3.71%
         Fixed Investor Percentage                                                                                          3.71%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                95.56%
                    30 to 59 days                                                                                           1.38%
                    60 to 89 days                                                                                           0.99%
                    90 or more days                                                                                         2.08%
                                                                                                              --------------------
                                                        Total Receivables                                                 100.00%

(vii)    Investor Default Amount                                                                                     6,382,438.69

(viii)   Investor Charge-Offs                                                                                                0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                     0.00

(x)      Net Servicing Fee                                                                                           1,000,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.28%

(xii)    Reallocated Monthly Principal                                                                                       0.00

(xiii)   Accumulation Shortfall                                                                                              0.00

(xiv)    Principal Funding Investment Proceeds                                                                               0.00

(xv)     Principal Funding Investment Shortfall                                                                              0.00

(xvi)    Available Investor Finance Charge Collections                                                              14,967,275.91

(xxii)   Note  Rate                                     Class A                          1.41000%
                                                        Class B                          1.76000%
                                                        Class C                          2.38000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                          0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             933,800.00
         Class B Note Interest Requirement                                              94,169.44
         Net Class C Note Interest Requirement                                         154,347.08                  1,182,316.52

(iii)    Collections of Principal Receivables                                                                    156,560,107.89

(iv)     Collections of Finance Charge Receivables                                                                13,306,063.26

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                        1,000,000,000.00
                                      Adjusted Interest                                                        1,000,000,000.00


         Floating Investor Percentage                                                                                     3.09%
         Fixed Investor Percentage                                                                                        3.09%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                            -------------------
                                                        Total Receivables                                               100.00%

(vii)    Investor Default Amount                                                                                   5,318,698.91

(viii)   Investor Charge-Offs                                                                                              0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                           833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.28%

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                             12,472,729.93

(xxii)   Note  Rate                                     Class A                          1.38000%
                                                        Class B                          1.67000%
                                                        Class C                          2.26000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                          0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,259,953.33
         Class B Note Interest Requirement                                             127,100.56
         Net Class C Note Interest Requirement                                         207,965.90                  1,595,019.79

(iii)    Collections of Principal Receivables                                                                    219,184,151.05

(iv)     Collections of Finance Charge Receivables                                                                18,628,488.57

(v)      Aggregate Amount of Principal Receivables                                                            32,323,089,450.91

                                      Investor Interest                                                        1,400,000,000.00
                                      Adjusted Interest                                                        1,400,000,000.00


         Floating Investor Percentage                                                                                     4.33%
         Fixed Investor Percentage                                                                                        4.33%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                              95.56%
                    30 to 59 days                                                                                         1.38%
                    60 to 89 days                                                                                         0.99%
                    90 or more days                                                                                       2.08%
                                                                                                              -----------------
                                                        Total Receivables                                               100.00%

(vii)    Investor Default Amount                                                                                   7,446,178.48

(viii)   Investor Charge-Offs                                                                                              0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                         1,166,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.28%

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                            17,461,821.90

(xxii)   Note  Rate                                     Class A                          1.33000%
                                                        Class B                          1.61000%
                                                        Class C                          2.18000%

--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                           0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,471,750.00
         Class B Note Interest Requirement                                             146,329.17
         Net Class C Note Interest Requirement                                         236,958.11                   1,855,037.28

(iii)    Collections of Principal Receivables                                                                     234,840,161.84

(iv)     Collections of Finance Charge Receivables                                                                 19,959,094.89

(v)      Aggregate Amount of Principal Receivables                                                             32,323,089,450.91

                                      Investor Interest                                                         1,500,000,000.00
                                      Adjusted Interest                                                         1,500,000,000.00


         Floating Investor Percentage                                                                                      4.64%
         Fixed Investor Percentage                                                                                         4.64%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                               95.56%
                    30 to 59 days                                                                                          1.38%
                    60 to 89 days                                                                                          0.99%
                    90 or more days                                                                                        2.08%
                                                                                                              ------------------
                                                        Total Receivables                                                100.00%

(vii)    Investor Default Amount                                                                                    7,978,048.37

(viii)   Investor Charge-Offs                                                                                               0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                    0.00

(x)      Net Servicing Fee                                                                                          1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.28%

(xii)    Reallocated Monthly Principal                                                                                      0.00

(xiii)   Accumulation Shortfall                                                                                             0.00

(xiv)    Principal Funding  Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                             0.00

(xvi)    Available Investor Finance Charge Collections                                                             18,709,094.89

(xxii)   Note  Rate                                     Class A                          1.45000%
                                                        Class B                          1.73000%
                                                        Class C                          2.31000%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                           0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,349,950.00
         Class B Note Interest Requirement                                             134,487.50
         Net Class C Note Interest Requirement                                         216,295.61                   1,700,733.11

(iii)    Collections of Principal Receivables                                                                     234,840,161.84

(iv)     Collections of Finance Charge Receivables                                                                 19,959,094.89

(v)      Aggregate Amount of Principal Receivables                                                             32,323,089,450.91

                                      Investor Interest                                                         1,500,000,000.00
                                      Adjusted Interest                                                         1,500,000,000.00


         Floating Investor Percentage                                                                                      4.64%
         Fixed Investor Percentage                                                                                         4.64%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                               95.56%
                    30 to 59 days                                                                                          1.38%
                    60 to 89 days                                                                                          0.99%
                    90 or more days                                                                                        2.08%
                                                                                                               ------------------
                                                        Total Receivables                                                100.00%

(vii)    Investor Default Amount                                                                                    7,978,048.37

(viii)   Investor Charge-Offs                                                                                              0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                   0.00

(x)      Net Servicing Fee                                                                                         1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.28%

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Accumulation Shortfall                                                                                            0.00

(xiv)    Principal Funding Investment Proceeds                                                                             0.00

(xv)     Principal Funding Investment Shortfall                                                                            0.00

(xvi)    Available Investor Finance Charge Collections                                                            18,709,094.89

(xxii)   Note  Rate                                     Class A                          1.33000%
                                                        Class B                          1.59000%
                                                        Class C                          2.12000%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                          Total
----------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                            0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             933,800.00
         Class B Note Interest Requirement                                              92,477.78
         Net Class C Note Interest Requirement                                         152,172.08                    1,178,449.86

(iii)    Collections of Principal Receivables                                                                      156,560,107.89

(iv)     Collections of Finance Charge Receivables                                                                  13,306,063.26

(v)      Aggregate Amount of Principal Receivables                                                              32,323,089,450.91

                                      Investor Interest                                                          1,000,000,000.00
                                      Adjusted Interest                                                          1,000,000,000.00


         Floating Investor Percentage                                                                                       3.09%
         Fixed Investor Percentage                                                                                          3.09%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                95.56%
                    30 to 59 days                                                                                           1.38%
                    60 to 89 days                                                                                           0.99%
                    90 or more days                                                                                         2.08%
                                                                                                                   --------------
                                                        Total Receivables                                                 100.00%

(vii)    Investor Default Amount                                                                                     5,318,698.91

(viii)   Investor Charge-Offs                                                                                                0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                     0.00

(x)      Net Servicing Fee                                                                                             833,333.33

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.28%

(xii)    Reallocated Monthly Principal                                                                                       0.00

(xiii)   Accumulation Shortfall                                                                                              0.00

(xiv)    Principal Funding Investment Proceeds                                                                               0.00

(xv)     Principal Funding Investment Shortfall                                                                              0.00

(xvi)    Available Investor Finance Charge Collections                                                              12,472,729.93

(xxii)   Note  Rate                                     Class A                          1.38000%
                                                        Class B                          1.64000%
                                                        Class C                          2.23000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                         0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             997,406.67
         Class B Note Interest Requirement                                             101,105.28
         Net Class C Note Interest Requirement                                         175,364.27                 1,273,876.21

(iii)    Collections of Principal Receivables                                                                   172,216,118.68

(iv)     Collections of Finance Charge Receivables                                                               14,636,669.59

(v)      Aggregate Amount of Principal Receivables                                                           32,323,089,450.91

                                      Investor Interest                                                       1,100,000,000.00
                                      Adjusted Interest                                                       1,100,000,000.00


         Floating Investor Percentage                                                                                    3.40%
         Fixed Investor Percentage                                                                                       3.40%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                             95.56%
                    30 to 59 days                                                                                        1.38%
                    60 to 89 days                                                                                        0.99%
                    90 or more days                                                                                      2.08%
                                                                                                            ------------------
                                                        Total Receivables                                              100.00%

(vii)    Investor Default Amount                                                                                  5,850,568.80

(viii)   Investor Charge-Offs                                                                                             0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                  0.00

(x)      Net Servicing Fee                                                                                          916,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                9.28%

(xii)    Reallocated Monthly Principal                                                                                    0.00

(xiii)   Accumulation Shortfall                                                                                           0.00

(xiv)    Principal Funding Investment Proceeds                                                                            0.00

(xv)     Principal Funding Investment Shortfall                                                                           0.00

(xvi)    Available Investor Finance Charge Collections                                                           13,720,002.92

(xxii)   Note  Rate                                     Class A                          1.34000%
                                                        Class B                          1.63000%
                                                        Class C                          2.33000%

-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                      Total
------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                        0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             710,500.00
         Class B Note Interest Requirement                                              72,318.75
         Net Class C Note Interest Requirement                                         130,441.53                  913,260.28

(iii)    Collections of Principal Receivables                                                                  117,420,080.92

(iv)     Collections of Finance Charge Receivables                                                               9,979,547.45

(v)      Aggregate Amount of Principal Receivables                                                          32,323,089,450.91

                                      Investor Interest                                                        750,000,000.00
                                      Adjusted Interest                                                        750,000,000.00


         Floating Investor Percentage                                                                                   2.32%
         Fixed Investor Percentage                                                                                      2.32%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                            95.56%
                    30 to 59 days                                                                                       1.38%
                    60 to 89 days                                                                                       0.99%
                    90 or more days                                                                                     2.08%
                                                                                                              ---------------
                                                        Total Receivables                                             100.00%

(vii)    Investor Default Amount                                                                                 3,989,024.18

(viii)   Investor Charge-Offs                                                                                            0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                 0.00

(x)      Net Servicing Fee                                                                                         625,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                               9.28%

(xii)    Reallocated Monthly Principal                                                                                   0.00

(xiii)   Accumulation Shortfall                                                                                          0.00

(xiv)    Principal Funding Investment Proceeds                                                                           0.00

(xv)     Principal Funding Investment Shortfall                                                                          0.00

(xvi)    Available Investor Finance Charge Collections                                                           9,354,547.45

(xxii)   Note  Rate                                     Class A                          1.40000%
                                                        Class B                          1.71000%
                                                        Class C                          2.53000%

------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
             ------------------------------------------------------
  Name:      Patricia M. Garvey
  Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                 Total
-------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                   0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                             997,406.67
         Class B Note Interest Requirement                                             102,345.83
         Net Class C Note Interest Requirement                                         179,351.77           1,279,104.27

(iii)    Collections of Principal Receivables                                                             172,216,118.68

(iv)     Collections of Finance Charge Receivables                                                         14,636,669.59

(v)      Aggregate Amount of Principal Receivables                                                      32,323,089,450.91

                                      Investor Interest                                                 1,100,000,000.00
                                      Adjusted Interest                                                 1,100,000,000.00


         Floating Investor Percentage                                                                              3.40%
         Fixed Investor Percentage                                                                                 3.40%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                       95.56%
                    30 to 59 days                                                                                  1.38%
                    60 to 89 days                                                                                  0.99%
                    90 or more days                                                                                2.08%
                                                                                                         ---------------
                                                        Total Receivables                                        100.00%

(vii)    Investor Default Amount                                                                            5,850,568.80

(viii)   Investor Charge-Offs                                                                                       0.00

(ix)     Reimbursed Investor Charge-Offs                                                                            0.00

(x)      Net Servicing Fee                                                                                    916,666.67

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                          9.28%

(xii)    Reallocated Monthly Principal                                                                              0.00

(xiii)   Accumulation Shortfall                                                                                     0.00

(xiv)    Principal Funding Investment Proceeds                                                                      0.00

(xv)     Principal Funding Investment Shortfall                                                                     0.00

(xvi)    Available Investor Finance Charge Collections                                                     13,720,002.92

(xxii)   Note  Rate                                     Class A                          1.34000%
                                                        Class B                          1.65000%
                                                        Class C                          2.38000%

-------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

   By:
              ------------------------------------------------------
   Name:      Patricia M. Garvey
   Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                                                          Distribution Date: 4/15/2003
                                                                                          Period Type:       Revolving

Section 5.2 - Supplement                                                                                 Total
-------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                                       0.00                   0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                                           1,349,950.00
         Class B Note Interest Requirement                                             139,562.50
         Net Class C Note Interest Requirement                                         244,570.60           1,734,083.10

(iii)    Collections of Principal Receivables                                                             234,840,161.84

(iv)     Collections of Finance Charge Receivables                                                         19,959,094.89

(v)      Aggregate Amount of Principal Receivables                                                     32,323,089,450.91

                                      Investor Interest                                                 1,500,000,000.00
                                      Adjusted Interest                                                 1,500,000,000.00


         Floating Investor Percentage                                                                              4.64%
         Fixed Investor Percentage                                                                                 4.64%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                       95.56%
                    30 to 59 days                                                                                  1.38%
                    60 to 89 days                                                                                  0.99%
                    90 or more days                                                                                2.08%
                                                                                                         ---------------
                                                        Total Receivables                                        100.00%

(vii)    Investor Default Amount                                                                            7,978,048.37

(viii)   Investor Charge-Offs                                                                                       0.00

(ix)     Reimbursed Investor  Charge-Offs                                                                           0.00

(x)      Net Servicing Fee                                                                                  1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                          9.28%

(xii)    Reallocated Monthly Principal                                                                              0.00

(xiii)   Accumulation Shortfall                                                                                     0.00

(xiv)    Principal Funding Investment Proceeds                                                                      0.00

(xv)     Principal Funding Investment Shortfall                                                                     0.00

(xvi)    Available Investor Finance Charge Collections                                                     18,709,094.89

(xxii)   Note  Rate                                     Class A                          1.33000%
                                                        Class B                          1.65000%
                                                        Class C                          2.38000%

-------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

  By:
             ------------------------------------------------------
  Name:      Patricia M. Garvey
  Title:     Vice President